EXHIBIT 10.11
AMENDMENT NO. ONE
TO THE ABITIBIBOWATER
(formerly ABITIBI CONSOLIDATED)
U.S. SUPPLEMENTAL EXECUTIVE
RETIREMENT PLAN (SERP)
FOR CERTAIN EXECUTIVES
CERTIFIED to be a true and complete copy of Amendment No. One to the AbitibiBowater (formerly Abitibi Consolidated) U.S. Supplemental Executive Retirement Plan for Certain Executives. Each of the changes in this Amendment No. One shall, except as otherwise indicated, be effective as of July 1, 2008.

ABITIBIBOWATER INC.

December 17, 2008	/s/ Allen Dea

Allen Dea
Title: Vice President and Treasurer

ABITIBI-CONSOLIDATED INC.

December 17, 2008	/s/ Allen Dea

Allen Dea
Title: Vice President and Treasurer

(A)	Section 1.04 is amended, effective July 1, 2008, to read in its entirety as follows:

1.04	The name of the Plan shall be the “AbitibiBowater U.S. Supplemental Executive Retirement Plan for Certain Executives” (formerly, the Abitibi Consolidated U.S. Supplemental Executive Retirement Plan).

(B)	Section 2.03 is amended, effective January 1, 2009, to read in its entirety as follows:

2.03	“Average Pensionable Earnings” shall mean the average of the Participant’s annual base salary and paid bonuses the Participant received during the five (5) consecutive calendar years during the last ten (10) calendar years of his continuous employment, which results in the highest average annual amount, disregarding any paid bonuses in excess of 125% of the Participant’s target bonus prescribed by the AbitibiBowater board of directors for any such year. For greater certainty, the term “bonus” shall refer to an award paid under the Corporation’s annual incentive plan as may be adopted from time to time and shall exclude any special bonus not paid under an annual incentive plan, any amount payable under any long-term incentive plan of the Corporation, or any stock option benefit.

(C)	Section 2.04 is amended, effective January 1, 2009, to read in its entirety as follows:

2.04	“Basic Pension” shall mean the annual lifetime pension which the Participant would otherwise be entitled to receive from time to time pursuant to any Qualified Pension Plan, in regards to the period of Credited Service recognized for purposes of this SERP or that would be so recognized for purposes of this SERP in absence of the 35 year limit on Credited Service as per Section 2.08, but limited to the period of Credited Service actually recognized in the Qualified Pension Plan. It shall be assumed that such annual pension is payable from the same date as supplementary benefits commence to be paid under this SERP and is calculated on the basis of the following assumptions:
a)	where the Qualified Pension Plan is a defined benefit pension plan:
i)	the annual pension is in the form of a pension payable under the normal form provided for under the Qualified Pension Plan, or if the Participant elects an optional form in accordance with Section 8.03 prior to January 1, 2005, the annual pension payable under such optional form;

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ii)	except as provided in subsection (c) of this Section 2.04, the Participant has made no Additional Voluntary Contribution; and

iii)	the amount of the Basic Pension shall be determined according to the formula under the Qualified Pension Plan regardless of any reduction in benefits that may be applied, by operation of statute or otherwise, as a result of the funded status of such Qualified Pension Plan on the date of such determination (it being understood that, where the Qualified Pension Plan is a defined benefit pension plan, the foregoing assumption shall also be applicable to the determination of the amount of survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant (or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in the form of a lump sum payment) as referred to in Section 8, and any amount payable under the Qualified Pension Plan to the Participant’s estate or any designated beneficiary following the death of the Participant (or any amount that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum payment) as referred to in Section 8; and
b)	where the Qualified Pension Plan is a defined contribution pension plan, an annual pension which is the Actuarial Equivalent, based on the assumptions in Section 2.01 and the form of pension described in paragraph a) of this Section 2.04, of the amount accumulated since January 1, 1999 by the Participant under the Qualified Pension Plan, excluding, except as provided in subsection (c) of this Section 2.04, his Additional Voluntary Contributions, as of the date of his Retirement, death or Termination of Employment with the Corporation; and

c)	where the Qualified Pension Plan is the AbitibiBowater Retirement Savings Plan (formerly the Bowater Incorporated Retirement Savings Plan), or the Abitibi Consolidated U.S. 401(k) Plan for Salaried Employees or any other 401(k) plan maintained by a sponsor listed in Appendix A of this document, an annual

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pension which is the Actuarial Equivalent, based on the assumptions in Section 2.01 and the form of pension referred to in paragraph a) of this Section 2.04, of the amount that would have accumulated since January 1, 1999 by the Participant under such Qualified Pension Plans, excluding the elective deferral contributions he made prior to January 1, 2009, but including deemed maximum elective deferral contributions he could have made after December 31, 2008, except for Code Section 414(v) catch-up elective deferral contributions, as if he had participated in the plan each year so as to receive the maximum contribution from the Corporation, and invested all of his contributions in either the Stable Value Fund for the Abitibi Consolidated U.S. 401(k) Plan for Salaried Employees or the Fixed Income Fund for the AbitibiBowater Retirement Savings Plan, or a similar fund for any other 401(k) plan, determined as of the date of his Retirement, death or Termination of Employment with the Corporation; and

d)	in the case of an Executive Employee who is a former Abitibi-Price Inc. employee who held a MSBA and who elected to convert his defined benefit entitlement under Abitibi-Price Inc.’s Registered Pension Plan to a defined contribution entitlement, a list of such Executive Employees being attached hereto as Appendix C, the Basic Pension in respect of such Participant shall be determined as if the Participant had elected to not convert his defined benefit entitlement under Abitibi-Price Inc.’s Registered Pension Plan and such defined benefit entitlement has been determined in accordance with the provisions in effect on January 1, 1996 of the Abitibi-Price Inc.’s Registered Pension Plan and in accordance with the assumptions and the form of pension described in paragraph a) of this Section 2.04; and

e)	in all cases, where a Participant’s entitlement under the Qualified Plan has been divided between the Participant and his Spouse or former Spouse as a result of divorce, separation or annulment of marriage, his Basic Pension shall be determined as if no such division of his entitlement had occurred.

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(D)	Section 2.07 is amended, effective July 1, 2008, to read in its entirety as follows:

2.07	“Corporation” means AbitibiBowater, Inc. (formerly Abitibi-Consolidated Inc.) and its affiliated companies, or any subsidiary of the Corporation or associated company, provided however, that any reference in this SERP to action to be taken, consent, approval or opinion to be given, decision to be made or discretion to be exercised by the Corporation shall refer to AbitibiBowater, Inc., or its successor, acting through its Board of Directors or any person or persons authorized to act on behalf of the Corporation for the purposes of this SERP, in accordance with the normal practices of the Corporation.

(E)	Section 2.16A is added, effective January 1, 2008, to read as follows:

2.16A “Retirement” shall have the same meaning as “separation from service”, as defined in Treas. Reg. § 1.409A-1(h)(1).

(F)	Section 2.20 is added, effective January 1, 2008, to read as follows:

2.20	“Termination of Employment” shall have the same meaning as “separation from service”, as defined in Treas. Reg. § 1.409A-1(h)(1).

(G)	Section 4.02 is amended to read in its entirety as follows:

4.02	The Corporation shall pay the full costs of the benefits provided under the SERP. The Corporation may set aside funds or Corporation assets for the payment of benefits under the SERP, provided such assets remain available to satisfy the claims of the general creditors of the Corporation and such funding complies with the rules relating to the funding of nonqualified deferred compensation under Internal Revenue Code Section 409A(b), including that:
a)	no such assets may be located outside the United States;

b)	no such assets may be set aside in connection with a change in the Corporation’s financial health within the meaning of Internal Revenue Code Section 409A(b)(2); and

c)	no such assets may be set aside during a restricted period, as defined in Internal Revenue Code Section 409A(b)(3)(B), i.e., in any period during which:

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1)	a defined benefit pension plan maintained by the Corporation (or any subsidiary, parent or affiliate) is in “at risk” status, as defined in Internal Revenue Code Section 430(i);

2)	the Corporation is in bankruptcy; and

3)	if any defined benefit pension plan maintained by the Corporation (or any subsidiary, parent or affiliate) terminates without sufficient assets to discharge all of its benefit liabilities, such restriction shall apply to the 12-month period beginning six months before the termination date of the defined benefit pension plan.
(H)	Section 8.04A is amended to read in its entirety as follows:

8.04A	Form of Pension for a Married Participant Age 55 or Older Whose Supplementary Retirement Allowance Starts After December 31, 2006 and Before July 1, 2008.
     This Section 8.04A shall apply in determining any supplementary retirement allowance that starts after December 31, 2006 and before July 1, 2008 for a married Participant who is entitled to the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this SERP (because the married Participant retires, is age 55 or older and has completed two years or more of Continuous or Credited Service). The amount of the married Participant’s supplementary retirement allowance shall be equal to the Participant’s supplementary retirement allowance, calculated under Section 5 or Section 6, whichever is applicable, payable in the form of a monthly supplementary retirement allowance for the Participant’s life with a 50% Spouse supplementary retirement allowance, payable for the Spouse’s life after the Participants death. The Participant’s monthly supplementary retirement allowance shall be payable to the Participant starting on (or as of) the first day of the seventh month immediately following the Participant’s Retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the married Participant’s monthly supplemental retirement allowance. Effective from and after January 1, 2007, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment. If the married Participant is age 55 or older, but not age 65, his supplementary

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retirement allowance starting date shall be deemed to be Participant’s Early Retirement Date under Section 6.01 hereof. If the married Participant retires on his 65th birthday and before July 1, 2008, his supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01 hereof. If the married Participant retires after his 65th birthday and before July 1, 2008, his supplementary retirement allowance starting date shall be deemed to be the Participant’s actual supplementary retirement allowance benefit commencement date under Section 5.02 hereof.
     If the married Participant dies during such twenty-four month period immediately following the Participant’s Retirement, the Participant’s Spouse shall automatically be entitled to receive a lump sum payment, calculated in accordance with Section 2.12 as of the date of the deceased Participant’s death, equivalent to an immediate monthly lifetime supplementary survivor allowance which is an income amount equal to the excess of a) over b) below:
a)	50% of the monthly supplementary retirement allowance that would have been payable to the Participant under this SERP at the time of his death, provided such supplementary allowance had not been reduced by the Participant’s Basic Pension;

b)	any survivor pension payable to the Spouse under the Qualified Pension Plan following the death of the Participant, or any survivor pension that would have been payable had the benefits under the Qualified Pension Plan not been commuted or paid in a lump sum. Where the Qualified Pension Plan is a plan as defined in Section 2.04 b) or c), the survivor pension payable to the Spouse shall be equal to 50% of the Participants Basic Pension as defined in Section 2.04.
     If the Participant’s Spouse dies before the Participant’s death, no survivor’s supplementary retirement allowance or other death benefit shall be payable under this SERP.
     On or as soon as reasonably practicable after the first day of the month immediately following the second anniversary of the Participant’s Retirement, a lump sum amount shall be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with the assumptions specified in Section 2.12 hereof as of the

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date of the Participant’s Retirement based on the Participant and, if applicable, Spouse’s nearest age as of the second anniversary of the Participant’s Retirement. This lump sum payment shall be paid to the Participant in lieu of any other benefit payments of any kind under this SERP.
     Payments under this Section 8.04A are subject to the conditions set forth in Section 14.
(I)	Section 8.04B is added to read in its entirety as follows:

8.04B	Form of Pension for a Married Participant Age 55 or Older Whose Supplementary Retirement Allowance is Paid After June 30, 2008.
     This Section 8.04B shall apply in determining any supplementary retirement allowance that is paid after June 30, 2008 to a married Participant who is entitled to a supplementary retirement allowance under Section 5 or Section 6 of this SERP (because the married Participant retires, is age 55 or older and has completed two years or more of Continuous or Credited Service). The married Participant’s SERP benefit shall be the lump sum equivalent value of the amount of the married Participant’s supplementary retirement allowance under Section 5 or Section 6, whichever is applicable, calculated on the basis of a joint and 50% Spouse survivor annuity form of payment with benefit payments commencing immediately and in accordance with the lump sum assumptions described in Section 2.12 as of the date of the Participant’s Retirement, adjusted with interest as hereinafter described. This benefit shall be payable in two lump sum payments, the first of which shall be made on or as soon as reasonably practicable six (6) months after the date of the Participant’s Retirement and the second of which shall be made on or as soon as reasonably practicable after the one year anniversary of the date of the Participant’s Retirement. The amount of each lump sum payment shall be equal to one-half (1/2) of the sum of the amount determined under (a), plus (b), plus (c), where:
     (a) is the lump sum equivalent value of the married Participant’s SERP benefit as described above, calculated in accordance with Section 2.12 as of the Participant’s Retirement Date;
     (b) is interest, based on the interest rate determined under Section 2.12 as of the Participant’s Retirement Date, applied from the Participant’s Retirement Date to the date six (6) months after his Retirement; and

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     (c) is interest, based on the interest rate determined under Section 2.12 as of the Participant’s Retirement Date, applied to an amount equal to one-half (1/2) of the sum of the amount determined under (a) above plus (b) above, thereby assuming that one-half (1/2) of the amount determined under (a) above plus (b) above is paid to the Participant six (6) months after his Retirement.
     Consequently, each lump sum payment shall be in the same amount.
     Effective from and after July 1, 2008, this SERP shall conclusively presume that such a Participant irrevocably elected the times and forms of payments described above in lieu of any other benefits under this SERP.
     If a married Participant dies before the first lump sum benefit is paid to the Participant, the Participant’s Spouse shall be entitled to receive a lump sum payment equal to the lump sum equivalent value of the 50% monthly supplementary retirement allowance that would have been payable to the Spouse under Section 8.04A of this SERP had the Participant died prior to July 1, 2008, calculated in accordance with Section 2.12 as of the Participant’s Retirement Date and credited with interest at the interest rate determined under Section 2.12, as of the Participant’s Retirement Date and applied from such date to the date of the Participant’s Death. The Participant’s Spouse shall be entitled to receive a lump sum payment as soon as reasonably practicable after the Participant’s death. If the married Participant dies after the first lump sum benefit is paid to the Participant and before the second lump sum benefit is payable to the Participant, the Spouse shall be entitled to receive a lump sum payment equal to the amount calculated as hereinabove described, reduced by the amount of the first lump sum payment to the Participant, but not to an amount less than zero.
     If the Participant’s Spouse dies before the Participant’s death and before the first lump sum benefit is paid to the Participant, the beneficiary designated by the Participant shall be entitled to receive a lump sum payment equal to the lump sum equivalent value of the discounted present value of the guaranteed 120 monthly supplementary allowance payments the beneficiary would otherwise have been entitled to receive, calculated in accordance with the assumptions in Section 2.12, credited with interest at the interest rate determined under Section 2.12, as of the Participant’s Retirement Date and applied from such date to the date of the Participant’s death.

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If the Participant dies before the first lump sum payment is made to the Participant and is not survived by his Spouse, the Participant’s Beneficiary shall be entitled to receive a single lump sum payment as soon as reasonably practicable after the Participant’s death. If the Participant dies after the first lump sum benefit is paid to the Participant and before the second lump sum benefit is payable to the Participant, and is not survived by his Spouse, the beneficiary designated by the Participant shall be entitled to receive a lump sum payment equal to the amount calculated as hereinabove described, reduced by the amount of the first lump sum payment to the Participant, but not to an amount less than zero.
     If the Participant’s beneficiary dies before the Participant’s death, any lump sum benefit payable to a beneficiary shall be payable to the Participant’s estate.
     If the Participant dies after both lump sum benefit payments have been made to the Participant, no survivor’s supplementary allowance or other death benefit shall be payable under this SERP.
     Notwithstanding the foregoing, the timing and amount of the supplementary retirement allowance and/or lump sum payments to the following retirees shall be as follows:

		Timing and Amount	Timing and Amount
Retired	Retirement	of the First Single	of the Second Single
Participant	Date	Sum Payment	Sum Payment
Paul Planet	12-01-07	In 2008; in an amount equal to 13 monthly supplementary retirement allowance payments	January, 2009; in an amount equal to the remainder of the equivalent lump sum value of the Participant’s supplementary retirement allowance, calculated as of his Retirement date

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		Timing and Amount	Timing and Amount
Retired	Retirement	of the First Single	of the Second Single
Participant	Date	Sum Payment	Sum Payment
John Weaver	7-01-08	January, 2009; in an amount equal to 100% of the equivalent lump sum value of the Participant’s supplementary retirement allowance, calculated as of his Retirement date	N/A

Richard Zgol	7-01-08	January, 2009; in an amount equal to 100% of the equivalent lump sum value of the Participant’s supplementary retirement allowance, calculated as of his Retirement date	N/A
          The above-described lump sum payments shall be in lieu of any other benefits under this SERP. Therefore, no lump sum payment shall be made to the Spouse of either John Weaver or Richard Zgol upon their death after the payment of the above-described lump sum payment. However, if Paul Planet dies before he receives his second single sum payment, his Spouse shall be entitled to the survivor benefit hereinabove described.
          Payments under this Section 8.04A are subject to the conditions set forth in Section 14.
(J)	Section 8.05A is amended to read in its entirety as follows:

8.05A	Form of Pension for an Unmarried Participant After Age 55 Whose Supplementary Retirement Allowance Starts After December 31, 2006 and Before July 1, 2008.
          This Section 8.05A shall apply in determining any supplementary retirement allowance or other benefit that starts after December 31, 2006 and before July 1, 2008, for an unmarried Participant who is entitled to the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this Plan (because the unmarried Participant retires, is age 55 or older and has at least two years or more of Continuous Service or Credited Service).

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The amount of the unmarried Participant’s supplementary retirement allowance shall be equal to the supplementary retirement allowance the unmarried Participant is entitled to receive under Section 5 or Section 6, whichever is applicable, payable in the form of a lifetime monthly supplementary retirement allowance with 120 monthly payments of the supplemental retirement allowance guaranteed. This supplemental retirement allowance shall be paid to the Participant starting on (or as of ) the first day of the seventh month immediately following the Participant’s Retirement. The amount of this initial supplementary retirement allowance shall be equal to seven (7) times the unmarried Participant’s monthly supplemental retirement allowance. Effective from and after January 1, 2007, this SERP shall conclusively presume that such a Participant irrevocably elected the time and form of payment described above. Therefore, the Participant cannot elect any other time or form of payment.
     If the unmarried Participant is age 55 or older, but not age 65 or older, his supplementary retirement allowance starting date shall be deemed to be the Participant’s Early Retirement Date under Section 6.01. If the unmarried Participant retires on his 65th birthday and before July 1, 2008, his supplementary retirement allowance starting date shall be deemed to be the Participant’s Normal Retirement Date under Section 5.01. If the unmarried Participant retires after his 65th birthday and before July 1, 2008, his supplemental retirement allowance starting date shall be deemed to be the Participant’s actual supplemental retirement allowance benefit commencement date under Section 5.02 hereof.
     If the unmarried Participant dies during such twenty-four (24) month period immediately following the Participant’s Retirement, the deceased Participant’s beneficiary designated under Section 9.02(b) shall automatically receive a lump sum payment, calculated in accordance with Section 2.12, calculated as of the date of the Participant’s death, in an amount equal to the discounted present value of the remainder of the guaranteed 120 monthly supplementary allowance payments.
     On or as soon as reasonably practicable on or after the first day of the month immediately following the second anniversary of the start of the Participant’s Retirement, a lump sum amount shall automatically be paid to the Participant, if then living, equal to the Participant’s then total benefit under this SERP, calculated in accordance with Section 2.12 hereof as of the date of the

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Participant’s Retirement. This lump sum amount shall be paid to the Participant in lieu of any other benefit payment of any kind from this SERP.
     Payments under this Section 8.05A are subject to the conditions set forth in Section 14.
(K)	Section 8.05B is added to read as follows:

8.05B	Form of Pension for an Unmarried Participant Age 55 or Older Whose Supplementary Retirement Allowance is Paid After June 30, 2008.
     This Section 8.05B shall apply in determining any supplementary retirement allowance that is paid after June 30, 2008 to an unmarried Participant who is entitled to the immediate commencement of a supplementary retirement allowance under Section 5 or Section 6 of this SERP (because the unmarried Participant retires, is age 55 or older and has completed two years or more of Continuous or Credited Service). The unmarried Participant’s SERP benefit shall be the lump sum equivalent value of the amount of the unmarried Participant’s supplementary retirement allowance under Section 5 or Section 6, whichever is applicable, calculated on the basis of a lifetime monthly supplementary allowance with 120 monthly guaranteed payments with benefit payments commencing immediately and in accordance with the lump sum assumptions described in Section 2.12 as of the date of the Participant’s Retirement. This benefit shall be payable in two lump sum payments, the first of which shall be made on or as soon as administratively practicable six (6) months immediately following the date of the Participant’s Retirement and the second of which shall be made on or as soon as administratively practicable after the one year anniversary of the Participant’s Retirement. The amount of each lump sum payment shall be equal to one-half (1/2) of the sum of (a), plus (b), plus (c), where:
     (a) is the lump sum value of the unmarried Participant’s SERP benefit, as described above, calculated in accordance with Section 2.12 as of the Participant’s Retirement Date;
     (b) is interest, based on the interest rate determined under section 2.12 as of the Participant’s Retirement Date, applied from the Participant’s Retirement Date to the date six (6) months after his Retirement; and

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     (c) is interest, based on the interest rate determined under Section 2.12 as of the Participant’s Retirement Date, applied to an amount equal to one-half of the sum of the amount determined under (a) above plus (b) above, thereby assuming that one-half of the amount determined under (a) above plus (b) above is paid to the Participant six (6) months after his Retirement.
     Consequently, each lump sum payment shall be in the same amount.
     Effective from and after July 1, 2008, this SERP shall conclusively presume that such a Participant irrevocably elected the times and forms of payments described above in lieu of any other benefits under this SERP.
     If an unmarried Participant dies before the first lump sum benefit is paid to the Participant, the beneficiary designated by the Participant shall be entitled to receive a lump sum payment equal to the lump sum equivalent value of the discounted present value of the guaranteed 120 monthly supplementary allowance payments the beneficiary would otherwise have been entitled to receive, calculated in accordance with the assumptions in Section 2.12, credited with interest at the interest rate determined under Section 2.12, as of the Participant’s Retirement Date and applied from such date to the date of the Participant’s death. The Participant’s Beneficiary shall be entitled to receive a single lump sum payment as soon as reasonably practicable after the Participant’s death. If the unmarried Participant dies after the first lump sum benefit is paid to the Participant and before the second lump sum benefit is payable to the Participant, the beneficiary shall be entitled to receive a lump sum payment equal to the amount calculated as hereinabove described, reduced by the amount of the first lump sum payment to the Participant, but not to an amount less than zero.
     If the unmarried Participant’s beneficiary dies before the Participant’s death, any lump sum benefit payable to a beneficiary shall be payable to the unmarried Participant’s estate. If the unmarried Participant dies after both lump sum benefit payments have been made to the Participant, no death benefit or other benefit shall be payable under this SERP.

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(L)	Section 9.01 is amended to read in its entirety as follows:

9.01	Death after age 55, prior to Retirement and before July 1, 2008
a)	In the event that a Participant dies while in the service of the Corporation after having reached age 55 and having completed at least 2 years of Continuous or Credited Service and prior to July 1, 2008, his Spouse shall be entitled to receive an annual supplementary survivor allowance determined in accordance with Section 8.01 hereof as if the Participant had retired immediately prior to the date of his death and, in the case of Retirement prior to January 1, 2005, had not elected an optional form of pension in accordance with Section 8.03. However, where the survivor benefit under the Qualified Pension Plan is payable in a lump sum, the survivor pension payable to the Spouse shall be equal to the pension that could be provided by such lump sum, calculated on an Actuarial Equivalent Value basis over the survivor’s lifetime.

b)	In the event there is no Spouse at the time of death of a Participant referred to in paragraph a) of this Section 9.01, his beneficiary or, if he has not designated a beneficiary, his estate shall receive a lump sum equal to the lump sum that would otherwise have been payable under this SERP to the Participant’s estate as would be determined under Section 8 if the Participant had retired immediately prior to the date of his death. However, where the benefit payable to the designated beneficiary or estate under the Qualified Pension Plan is payable in a lump sum, any amount payable to the designated beneficiary or estate shall be equal to such lump sum.

c)	In the event that a Participant who has terminated his employment and who is entitled to a deferred annual supplementary retirement allowance in accordance with Section 10 dies after having reached age 55 and prior to payment commencement, his Spouse shall be entitled to receive an annual supplementary survivor allowance determined in accordance with the applicable provision in Section 8 hereof as if the Participant had requested payment commencement of

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his deferred annual supplementary retirement allowance on the first day of the calendar month immediately preceding or coinciding with his date of death.

If the Participant is not survived by a Spouse at the time of death, his estate shall receive a lump sum equal to the lump sum that would otherwise have been payable under the SERP to the Participant’s estate as would be determined under Section 8.05A as if the Participant had requested payment commencement of his deferred annual supplementary retirement allowance on the first day of the calendar month immediately preceding or coinciding with his date of death.
(M)	Section 9.01A is added to read in its entirety as follows:

9.01A	Death after age 55, prior to Retirement and after June 30, 2008
a)	If a married Participant dies while in the service of the Corporation, after having reached age 55, having completed at least two years of Continuous Service or Credited Service, and after June 30, 2008, his Spouse shall be entitled to receive a lump sum benefit equal to the lump sum equivalent value of an immediate 50% monthly supplementary retirement allowance to the Spouse, calculated in the same manner as a post-retirement death benefit under Section 8.04B and the assumptions specified therein, except that no interest shall be credited for the period from the date of the Participant’s death to the date of the death benefit payment to the Spouse. This lump sum benefit shall be paid to the Participant’s Spouse as soon as reasonably practicable after the Participant’s death.

b)	If an unmarried Participant dies while in the service of the Corporation after having reached age 55, having completed at least two years of Continuous Service or Credited Service, and after June 30, 2008, his Beneficiary, or estate if there is no Beneficiary; shall be entitled to receive the discounted present value of an immediate guaranteed 120 monthly supplementary retirement payments to the Beneficiary calculated in the same manner as a post-retirement death benefit under Section 8.05B and the assumptions specified therein, except that no interest shall be credited for the period from the date of the Participant’s death to the date of the death benefit payment to the Beneficiary or estate.

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(N)	Section 9.02 is amended to read in its entirety as follows:

9.02	Death before age 55, prior to Termination of Employment and before July 1, 2008
a)	In the event that a Participant dies while in service of the Corporation prior to having reached age 55, after having completed at least 2 years of Continuous or Credited Service, and before July 1, 2008, his Spouse or, if he is not survived by a Spouse, his beneficiary or, if he has not named a beneficiary, his estate, shall receive the lump sum value of the deferred supplementary retirement allowance that would otherwise have been payable under the SERP, determined under the applicable provision in Section 10 as if the Participant had voluntarily terminated his employment with the Corporation. Such lump sum value shall be calculated in accordance with Section 2.12 as of the date of the Participant’s death.

b)	In the event that a Participant who has terminated his employment and who is entitled to a deferred annual supplementary allowance in accordance with the applicable provision in Section 10 dies prior to having reached age 55, his Spouse or, if the Participant is not survived by a Spouse, his beneficiary or, if he has not designated a beneficiary, his estate shall receive the lump sum value of the deferred supplementary retirement allowance that would otherwise have been payable under the SERP. Such lump sum value shall be calculated under Section 2.12 as of the date of the Participant’s death.
(O)	Section 9.02A is added to read in its entirety as follows:

9.02A	Death before age 55, prior to Termination of Employment and after June 30, 2008
a)	If a married Participant dies while in the service of the Corporation before reaching age 55 and after having completed at least 2 years of Continuous Service and Credited Service, and after June 30, 2008, his Spouse shall be entitled to receive a lump sum benefit equal to the lump sum equivalent value of a deferred to age 55 fifty percent monthly supplementary retirement allowance to the Spouse, calculated in accordance with Section 10.06 and the assumptions

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specified therein, except that no interest shall be credited for the period from the date of the Participant’s death to the date the death benefit is paid to his Spouse.

b)	If an unmarried Participant dies while in the service of the Corporation and before reaching age 55 and after having completed at least 2 years of Continuous Service or Credited Service, and after June 30, 2008, his Beneficiary, or estate if not survived by a Beneficiary, shall be entitled to receive a lump sum benefit in an amount equal to the lump sum equivalent value of a deferred to age 55 one hundred and twenty guaranteed monthly payments the beneficiary would have otherwise been entitled to receive, calculated in accordance with Section 10.06 and the assumptions specified therein, except that no interest shall be credited for the period from the date of the Participant’s death to the date the death benefit is paid to his Beneficiary or estate.
(P)	Section 10.05 is amended, effective July 1, 2008, to read in its entirety as follows:

10.05	Termination of Employment After December 31, 2006 and Before the Earlier of Age 55 or July 1, 2008.

Voluntary Termination:
          Effective from and after January 1, 2007 and before June 5, 2008, a Participant who voluntarily terminates his service with the Corporation prior to his 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance upon attaining age 55. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the later of (i) his 55th birthday, or (ii) the second anniversary of his Termination of Employment, to automatically be paid the total value of his then SERP benefit, calculated in accordance with Section 2.12. If such a terminated Participant dies before the payment of his SERP benefit and is survived by a Spouse, the then lump sum value of the deceased Participant’s SERP benefit, shall be payable to the deceased Participant’s Spouse, or, if the Participant is not survived by a Spouse, to his designated beneficiary, in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated Participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary in accordance with

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Section 9.02(b), such benefit shall be paid to the Participant’s estate. Payments under this Section 10.05 are subject to the conditions in Section 14.
     Involuntary Termination:
     Effective from and after January 1, 2007 and before June 5, 2008, a Participant whose service with the Corporation is involuntarily terminated prior to his 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance on or after the second anniversary of his Termination of Employment. Rather, the terminated Participant shall be entitled on or as soon as reasonably practicable after the second anniversary of his Termination of Employment, to automatically be paid the total value of his then SERP benefit, calculated in accordance with Section 2.12 hereof based on the Participant’s nearest age as of the second anniversary of the Participant’s Termination of Employment. If such a terminated Participant dies before the second anniversary of his Termination of Employment and is survived by a Spouse, the then lump sum value of the deceased former Participant’s SERP benefit, shall be payable to the deceased Participant’s Spouse, or if the Participant is not survived by a Spouse, to his designated beneficiary in accordance with Section 9.02(b) hereof. This death benefit shall be paid on or as soon as reasonably practicable after the terminated Participant’s death. If the deceased former Participant is not survived by a Spouse and had not designated a beneficiary under Section 9.02(b), such benefit shall be paid to the Participant’s estate.
     Payments under this Section 10.05 are subject to the conditions in Section 14.
(Q)	Section 10.06 is added, effective June 30, 2008, to read as follows:

10.06	Termination of Employment After June 30, 2008.
     Effective after June 30, 2008, a Participant who terminates his service (voluntarily or involuntarily) with the Corporation prior to his 55th birthday and with at least 2 years of Continuous or Credited Service shall not be entitled to receive an annual supplementary retirement allowance upon attaining age 55. Rather, the terminated Participant shall be entitled to receive the then value of his accrued early retirement benefit, calculated as of the date of his Termination of Employment in the same manner as described in Section 8.04B, in the case of a

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married Participant or in the same manner as described in Section 8.05B in the case of an unmarried Participant, except that the assumed form of payment (i.e., the life annuity and 50% Spouse survivor annuity for a married Participant or the life annuity with 120 monthly payments guaranteed for an unmarried Participant) shall be assumed to commence when the Participant would have attained age 55. This lump sum benefit shall be payable in two lump sum payments as hereinafter provided. The amount of each lump sum payment shall be equal to one-half (1/2) of (a) plus (b), plus (c), where:
     (a) is the then lump sum value of the Terminated Participant’s accrued early retirement benefit, which shall be assumed to commence when the Participant would have attained age 55;
     (b) is interest, based on the interest rate determined under Section 2.12 as of the Participant’s Termination of Employment, applied from the Participant’s Termination of Employment date to a date six (6) months after his Termination of Employment; and
     (c) is interest, based on the interest rate determined under Section 2.12 as of his termination of Employment date, applied to an amount equal to one-half of the sum of the amount determined under (a) above plus (b) above, thereby assuming that one-half of the amount determined under (a) above plus (b) above is paid to the Participant six (6) months after his Termination of Employment.
     Consequently each of the lump sum payments shall be in the same amount.
     This Termination of Employment benefit shall be payable in two lump sum payments, the first of which shall be made on or as soon as reasonably practicable six (6) months immediately following the Participant’s Termination of Employment and the second of which shall be made on or as soon as reasonably practicable after the one-year anniversary of the Participant’s Termination of Employment. If such a terminated Participant dies before the payment of the then value of his accrued early retirement benefit under this SERP and is survived by a Spouse, the lump sum equivalent value of a deferred to age 55 fifty percent survivor income benefit to the Spouse beginning when the Participant would have attained age 55, determined as of the date of the deceased Participant’s Termination of Employment, shall be payable to the deceased

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Participant’s Spouse, or, if the Participant is not survived by a Spouse, the value of a deferred to age 55 one hundred and twenty months of guaranteed monthly payments to the Participant’s benefit shall be paid to his designated beneficiary as soon as reasonably practicable after the date of the Participant’s death. If the deceased former Participant had not designated a Beneficiary, the lump sum benefit otherwise payable to the Beneficiary shall be paid as soon as reasonably practicable to the Participant’s estate.
     Payments under this Section 10.06 are subject to the conditions in Section 14.

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(R) Appendix A is amended to read in its entirety as follows:
List of Participating Subsidiaries or Associated Companies
Abitibi Consolidated Inc.
Abitibi-Consolidated Corp. (formerly Donohue Industries Inc.)
Abitibi Consolidated Sales Corporation
Augusta Newsprint Corporation
Alabama River Pulp Company, Inc.
Bowater Incorporated

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